Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT INFORMATION

On March 1, 2011, Casella Waste Systems, Inc. (the “Company”) completed the sale of select non-integrated recycling assets and select intellectual property assets (collectively,  “FCR”) to RE Community Holdings II, Inc. (formerly referred to as CE Holdings II, LLC) (the “Purchaser”) for gross cash purchase consideration, which includes an estimated $3,700 working capital adjustment, amounting to $134,100.  After netting estimated transaction costs and cash taxes payable, the Company used the net cash proceeds of approximately $122,408 to repay borrowings under the Company’s Senior Secured Term B Loan (the “Term Loan B”) (collectively, the “FCR Divestiture”).

The unaudited pro forma consolidated financial statement information included has been adjusted to give effect to the FCR Divestiture. As a result, historical results of operations have been adjusted on a pro forma basis to reflect the FCR Divestiture. The unaudited pro forma consolidated financial statement information includes a pro forma balance sheet as of January 31, 2011 after giving effect to the FCR Divestiture as if it had occurred on January 31, 2011 and unaudited pro forma consolidated statements of operations for the nine months ended January 31, 2011 and 2010 and for the fiscal years ended April 30, 2010, 2009, and 2008 after giving effect to the FCR Divestiture as if it had occurred on the first day of the earliest period presented. Material nonrecurring charges or credits and related tax effects which result directly from the FCR Divestiture which will be included in the operating results of the Company within twelve months following the transaction are not included in the unaudited pro forma consolidated statements of operations and are disclosed in the notes to the unaudited pro forma consolidated statements contained herein.

The unaudited pro forma consolidated financial statements as of and for the respective periods presented have been derived primarily from the historical audited consolidated financial statements of the Company for the year ended April 30, 2010 as well as the unaudited consolidated financial statements of the Company for the quarter ended January 31, 2011. These financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The unaudited pro forma consolidated financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstances and were prepared to illustrate the estimated effects of the FCR Divestiture, as if the transaction occurred as of and for the respective periods specified above.  Amounts reported in future financial statements filed with the Securities and Exchange Commission (the “SEC”) for the periods presented herein may differ from these pro forma estimates.

The unaudited pro forma consolidated financial statement information has been provided for informational purposes only and should not be considered indicative of the Company’s financial position or results of operations had the FCR Divestiture occurred as of the dates indicated.  In addition, the unaudited pro forma consolidated financial statement information does not purport to represent the future financial position or results of operations of the Company.  The unaudited pro forma consolidated financial statement information should be read in conjunction with the Company’s audited consolidated financial statements as of April 30, 2010 and 2009 and for the twelve months ended April 30, 2010, 2009, and 2008 included in the Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 11, 2010, and the Company’s unaudited consolidated financial statements for the nine months ended January 31, 2011 and 2010 included in the quarterly report on Form 10-Q , which was filed with the SEC on March 3, 2011.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA BALANCE SHEET

(Unaudited)

(in thousands)

	Historical	Pro Forma		Pro Forma
	January 31,	Adjustments		January 31,
	2011 (2)	FCR Divestiture		2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,531	$—		$5,531
Restricted cash	76	—		76
Accounts receivable - trade, net of allowance for doubtful accounts of $1,530 and $1,530	47,603	—		47,603
Notes receivable - officer/employees	141	—		141
Refundable income taxes	1,304	—		1,304
Prepaid expenses	6,346	—		6,346
Inventory	3,538	—		3,538
Deferred income taxes	4,627	—		4,627
Other current assets	1,269	—		1,269
Current assets of discontinued operations	12,773	(12,773	)(3)	—

Total current assets	83,208	(12,773)		70,435

Property, plant and equipment, net of accumulated depreciation and amortization of $610,089 and $610,089	455,265	—		455,265
Goodwill	100,430	—		100,430
Intangible assets, net	2,221	—		2,221
Restricted assets	317	—		317
Notes receivable - officer/employees	1,150	—		1,150
Deferred income taxes	548	—		548
Investments in unconsolidated entities	39,228	—		39,228
Other non-current assets	15,352	(1,389	)(4)	13,963
Non-current assets held for sale	—	—		—
Non-current assets of discontinued operations	47,440	(47,440	)(3)	—

	661,951	(48,829)		613,122

	$745,159	$(61,602)		$683,557

See accompanying notes to the unaudited consolidated pro forma financial statements.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA BALANCE SHEET (Continued)

(Unaudited)

(in thousands, except for share and per share data)

	Historical	Pro Forma		Pro Forma
	January 31,	Adjustments		January 31,
	2011 (2)	FCR Divestiture		2011
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt and capital leases	$2,411	$(1,341	)(5)	$1,070
Current maturities of financing lease obligations	311			311
Accounts payable	34,859	—		34,859
Accrued payroll and related expenses	3,388	—		3,388
Accrued interest	11,570	—		11,570
Current accrued capping, closure and post-closure costs	3,256	—		3,256
Other accrued liabilities	22,408	2,500	(7)	24,908
Current liabilities of discontinued operations	8,641	(8,641	)(3)	—

Total current liabilities	86,844	(7,482)		79,362

Long-term debt and capital leases, less current maturities	562,998	(116,199	)(5)	446,799
Financing lease obligations, less current maturities	2,236	—		2,236
Accrued capping, closure and post-closure costs, less current portion	34,058	—		34,058
Deferred income taxes	6,615	(2,600	)(8)	4,015
Other long-term liabilities	8,992	—		8,992
Non-current liabilities of discontinued operations	—			—

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Class A common stock -
Authorized - 100,000,000 shares, $0.01 par value per share, issued and outstanding - 25,317,000 as of January 31, 2011	253	—		253
Class B common stock -
Authorized - 1,000,000 shares, $0.01 par value per share, 10 votes per share, issued and outstanding - 988,000 shares	10	—		10
Accumulated other comprehensive loss	(74)	—		(74)
Additional paid-in capital	284,725	—		284,725
Accumulated deficit	(241,498)	64,679	(9)	(176,819)
Total stockholders’ equity	43,416	64,679		108,095

	$745,159	$(61,602)		$683,557

See accompanying notes to the unaudited consolidated pro forma financial statements.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JANUARY 31, 2011

(Unaudited)

(in thousands)

	Historical Nine Months Ended January 31, 2011 (2)	Pro Forma Adjustments FCR Divestiture		Pro Forma Nine Months Ended January 31, 2010

Revenues	$356,515	$—		$356,515

Operating expenses:
Cost of operations	237,584	599	(10)	238,183
General and administration	46,446	(17	)(11)	46,429
Depreciation and amortization	44,776	—		44,776
Gain on sale of assets	(3,502)	—		(3,502)
	325,304	582		325,886
Operating income	31,211	(582)		30,629

Other expense/(income), net:
Interest income	(41)	—		(41)
Interest expense	36,644	(1,322	)(12)	35,322
Loss from equity method investment	2,536	—		2,536
Loss on debt modification	115	—		115
Other income	(490)	—		(490)
Other expense, net	38,764	(1,322)		37,442

Loss from continuing operations before income taxes	(7,553)	740		(6,813)
Provision for income taxes	2,139	(423)		1,716

Loss from continuing operations	$(9,692)	$1,163		$(8,529)

Earnings per share from continuing operations
Basic and diluted	$(0.37)			$(0.33)

Basic and diluted weighted average common shares outstanding	26,026			26,026

See accompanying notes to the unaudited consolidated pro forma financial statements.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JANUARY 31, 2010

(Unaudited)

(in thousands)

	Historical Nine Months Ended January 31, 2010 (2)	Pro Forma Adjustments FCR Divestiture		Pro Forma Nine Months Ended January 31, 2010

Revenues	$344,947	$—		$344,947

Operating expenses:
Cost of operations	226,986	627	(10)	227,613
General and administration	43,554	(69	)(11)	43,485
Depreciation and amortization	49,327	—		49,327
	319,867	558		320,425
Operating income	25,080	(558)		24,522

Other expense/(income), net:
Interest income	(86)	—		(86)
Interest expense	33,743	(933	)(12)	32,810
Loss from equity method investment	1,305	—		1,305
Loss on debt modification	511	—		511
Other income	(487)	—		(487)
Other expense, net	34,986	(933)		34,053

Loss from continuing operations before income taxes	(9,906)	375		(9,531)
Provision for income taxes	941	(426)		515

Loss from continuing operations	$(10,847)	$801		$(10,046)

Earnings per share from continuing operations
Basic and diluted	$(0.42)			$(0.39)

Basic and diluted weighted average common shares outstanding	25,705			25,705

 See accompanying notes to the unaudited consolidated pro forma financial statements.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED APRIL 30, 2010

(Unaudited)

(in thousands)

	Historical Twelve Months Ended April 30, 2010 (13)	Pro Forma Adjustments FCR Divestiture (14)		Pro Forma Twelve Months Ended April 30, 2010

Revenues	$522,328	$(64,253)		$458,075

Operating expenses:
Cost of operations	347,460	(42,650	)(10)	304,810
General and administration	61,868	(4,353)		57,515
Depreciation and amortization	68,275	(4,246)		64,029
Environmental remediation charge	335	—		335
	477,938	(51,249)		426,689
Operating income	44,390	(13,004)		31,386

Other expense/(income), net:
Interest income	(110)	—		(110)
Interest expense	54,380	(9,285	)(12)	45,095
Loss from equity method investment	2,691	—		2,691
Loss on debt modification	511	—		511
Other income	(849)	3		(846)
Other expense, net	56,623	(9,282)		47,341

Loss from continuing operations before income taxes	(12,233)	(3,722)		(15,955)
Provision for income taxes	3,018	(682)		2,336

Loss from continuing operations	$(15,251)	$(3,040)		$(18,291)

Earnings per share from continuing operations
Basic and diluted	$(0.59)			$(0.71)

Basic and diluted weighted average common shares outstanding	25,731			25,731

See accompanying notes to the unaudited consolidated pro forma financial statements.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED APRIL 30, 2009

(Unaudited)

(in thousands)

	Historical Twelve Months Ended April 30, 2009 (13)	Pro Forma Adjustments FCR Divestiture (14)		Pro Forma Twelve Months Ended April 30, 2009

Revenues	$551,937	$(68,131)		$483,806

Operating expenses:
Cost of operations	371,200	(46,739	)(10)	324,461
General and administration	67,591	(4,313)		63,278
Depreciation and amortization	72,526	(3,772)		68,754
Goodwill impairment charge	55,286	—		55,286
Environmental remediation charge	4,356	—		4,356
Development project charges	355	—		355
	571,314	(54,824)		516,490
Operating income	(19,377)	(13,307)		(32,684)

Other expense/(income), net:
Interest income	(728)	8		(720)
Interest expense	39,767	(4,645	)(12)	35,122
Loss from equity method investment	2,157	—		2,157
Other income	(792)	—		(792)
Other expense, net	40,404	(4,637)		35,767

Loss from continuing operations before income taxes	(59,781)	(8,670)		(68,451)
Provision for income taxes	8,749	3,442		12,191

Loss from continuing operations	$(68,530)	$(12,112)		$(80,642)

Earnings per share from continuing operations
Basic and diluted	$(2.68)			$(3.15)

Basic and diluted weighted average common shares outstanding	25,584			25,584

See accompanying notes to the unaudited consolidated pro forma financial statements.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED APRIL 30, 2008

(Unaudited)

(in thousands)

	Historical Twelve Months Ended April 30, 2008 (13)	Pro Forma Adjustments FCR Divestiture (14)		Pro Forma Twelve Months Ended April 30, 2008

Revenues	$576,788	$(71,951)		$504,837

Operating expenses:
Cost of operations	383,437	(43,569	)(10)	339,868
General and administration	73,902	(4,170)		69,732
Depreciation and amortization	77,550	(3,716)		73,834
Hardwick impairment and closing charges	1,400	—		1,400
Development project charges	534	—		534
	536,823	(51,455)		485,368
Operating income	39,965	(20,496)		19,469

Other expense/(income), net:
Interest income	(1,354)	23		(1,331)
Interest expense	42,859	(8,251	)(12)	34,608
Loss from equity method investment	6,077	—		6,077
Other income	(2,678)	10		(2,668)
Other expense, net	44,904	(8,218)		36,686

Loss from continuing operations before income taxes	(4,939)	(12,278)		(17,217)
Provision (benefit) for income taxes	669	(4,944)		(4,275)

Loss from continuing operations	$(5,608)	$(7,334)		$(12,942)

Earnings per share from continuing operations
Basic and diluted	$(0.22)			$(0.51)

Basic and diluted weighted average common shares outstanding	25,382			25,382

See accompanying notes to the unaudited consolidated pro forma financial statements.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(In thousands)

(1) On March 1, 2011, the Company completed the sale of FCR for $134,100 in cash, including an estimated $3,700 working capital adjustment. The Company used the net cash proceeds from this sale to repay it’s Term Loan B as required by the Company’s Senior Secured First Lien Credit Facility (the “Senior Secured Credit Facility”).  Cash proceeds received from the Purchaser, net of estimated transaction costs and taxes paid were follows:

Cash proceeds from the Purchaser	$134,100
Estimated cash paid for taxes	(7,173)
Estimated cash paid for transaction costs	(4,519)
Estimated net cash proceeds received	$122,408

(2) Represents balances and results of operations as reported on the unaudited Consolidated Balance Sheet and Statements of Operations included in the Company’s Form 10-Q for the quarter ended January 31, 2011.

(3) Represents the consolidated pro forma balance sheet adjustment to remove the net assets of FCR from discontinued operations.

(4) Represents the consolidated pro forma balance sheet adjustment to decrease other non-current assets by the pro-rated write-off of deferred financing costs associated with Term Loan B of $1,389.

(5) Represents the consolidated pro forma balance sheet adjustment to long term debt and capital leases comprised of a $122,408 repayment of Term Loan B with the net cash proceeds to be received from the FCR Divestiture and the $4,868 write-off of the pro-rated unamortized discount of Term Loan B.

(6) The future maturities of pro forma debt and capital leases are as follows:

Fiscal Year Ended April 30,
2011	$1,070
2012	42,445
2013 (a)	197,552
2014 (b)	181,802
2015	—
Thereafter	25,000
$447,869

(a) Includes unamortized debt premium of $1,732.

(b) Includes unamortized debt discounts of $225 and $3,759, respectively.

(7) Represents the consolidated pro forma balance sheet adjustment to other accrued liabilities associated with estimated transaction costs that are expected to be accrued in connection with the transaction.

(8) Represents the consolidated pro forma balance sheet adjustment to the deferred tax liability as a result of the FCR Divestiture.

(9) Represents the estimated gain on the FCR Divestiture to be recorded by the Company as a result of the transaction.  The actual gain on the FCR Divestiture may differ from the estimates below due to, among other things, adjustments identified in the purchase agreement.

Cash proceeds from the Purchaser	$134,100
Cash paid for transaction costs	(4,519)
129,581
Net book value of assets of FCR as of January 31, 2011	(51,572)
Estimated pre-tax gain on the sale of FCR*	78,009
Estimated tax provision on gain from the sale of FCR*	(4,573)
Estimated net gain on the sale of FCR	73,436
Estimated transaction costs accrued for in connection with the sale of FCR*	(2,500)
Pro-rated write-off of deferred financing costs related to Term Loan B*	(1,389)
Pro-rated write-off of unamortized discount of Term Loan B*	(4,868)
Estimated net adjustment to retained earnings	$64,679

* These balances are not recorded as pro forma adjustments to the unaudited consolidated pro forma statements of operations as they are material nonrecurring charges that relate directly to the FCR Divestiture and have no continuing impact on operations subsequent to the transaction.

(10) Represents the consolidated pro forma income statement adjustments to cost of operations associated with discontinued operations of FCR and the 10 year commodities marketing agreement that the Company entered into with the Purchaser as a part of the FCR Divestiture. The agreement is to market 100% of tonnage from the retained material recycling facilities including Charlestown, Ontario and Auburn at a price of three dollars per ton.  For the nine months ended January 31, 2011 and 2010, the cost of operations adjustments related to the commodities marketing agreement were $599 and $627, respectively.  For the fiscal years ended April 30, 2010, 2009, and 2008, the cost of operations adjustments, which were comprised of a decrease related to discontinued operations of FCR of $43,443, $47,536, and $44,391, respectively, and an increase related to the commodities marketing agreement were $793, $797, and $822, respectively, which totaled $42,650, $46,739, and $43,569, respectively.

(11) Represents consolidated pro forma income statement adjustments to equity compensation expense as a result of the FCR Divestiture.

(12) Represents the consolidated pro forma income statement adjustments to interest expense as a result of the FCR Divestiture.  For the nine months ended January 31, 2011 and 2010, the interest expense adjustments related to the FCR Divestiture, which were comprised of a pro-rated reversal of deferred financing costs of $350 and $251, respectively, and a pro-rated reversal of amortized discount related to the Term Loan B of $972 and $682, respectively, which totaled $1,322 and $933, respectively.  For the twelve months ended April 30, 2010, 2009 and 2008, the interest expense adjustments related to the FCR Divestiture, which were comprised of a reversal of interest expense associated with the discontinued operations of FCR of $7,935, $4,581, and $8,176, respectively, a pro-rated reversal of deferred financing costs of $355, $64, and $75, respectively, and a pro-rated reversal of amortized discount related to the Term Loan B of $995, $0, and $0, respectively, which totaled $9,285, $4,645,and $8,251, respectively.

(13) Represents results of operations as reported on the audited Consolidated Statements of Operations included in the Company’s fiscal year 2010 Annual Report on Form 10-K.

(14) Represents the discontinued operations of FCR adjusted to include certain pro forma adjustments discussed above. Tax effects for each period presented have been determined based on the statutory rates in effect during that period adjusted for the valuation allowance.